SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

Filed by the Registrant         X

Filed by a Party other than the Registrant

Check the appropriate box:

X     Preliminary Proxy Statement

      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      Definitive Proxy Statement
      Definitive Additional Materials

      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                        FIRST INVESTORS LIFE SERIES FUND

------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X     No fee required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:
      Fee paid previously with preliminary materials.
      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)   Amount Previously
            PAID:_________________________________________________________
      (2)   Form, Schedule or Registration Statement No.:   PRES14A
                                                          ----------------
      (3)   Filing Party:

      (4)   Date Filed:  February 23, 2001

                 FIRST INVESTORS LIFE SERIES FOCUSED EQUITY FUND
                                 95 Wall Street
                            New York, New York 10005

                                ----------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 16, 2001

To the Contract Owners and Policy Holders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of the Life Series Focused Equity Fund ("Fund"), a series of First Investors Life Series Fund ("Trust"), will be held on April 16, 2001, at 95 Wall Street, New York, New York 10005, at 10 a.m., Eastern Time, for the following purposes:

1. To approve or disapprove a new Subadvisory Agreement among First Investors Life Series Fund, First Investors Management Company, Inc. ("FIMCO") and Wellington Management Company, LLP ("WMC");

2. To approve or disapprove a policy to permit FIMCO and the Trust's Board of Trustees to appoint and replace subadvisers, enter into subadvisory agreements, and approve amendments to subadvisory agreements on behalf of the Fund without further shareholders approval.

Persons who were invested in the Fund as of March 2, 2001, indirectly through variable annuity contracts or variable life policies issued by First Investors Life Insurance Company ("FIL") are entitled to attend the Meeting and vote on the matters presented to Shareholders. FIL, the sole shareholder of the Fund, will vote shares representing your proportionate interest in the Fund in accordance with your instructions.

PLEASE EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE TRUST'S BOARD OF TRUSTEES. RETURNING YOUR PROXY PROMPTLY IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING AND TO AVOID THE COSTS OF ADDITIONAL PROXY MEETINGS. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING

By Order of the Board of Trustees,




----------------------------





March __, 2001
95 Wall Street
New York, New York 10005

                                    [FIMCO LETTERHEAD]


March __, 2001

First Investors
95 Wall Street
New York, New York  10005

Dear Shareholder/Contract or Policy Owner:

We are pleased to enclose the joint Proxy Statement for the separate meetings of shareholders of the Focused Equity Fund, a series of First Investors Series Fund II, Inc., and the Life Series Focused Equity Fund, a series of the First Investors Life Series Fund, to be held on April 16, 2001. The Focused Equity Fund and the Life Series Focused Equity Fund are collectively referred to as the "Funds."

The purpose of the meetings is to obtain the approval of shareholders for (1) proposals to enter into subadvisory agreements with Wellington Management Company, LLP ("WMC") under which it will become the subadviser of the Funds, replacing the former investment subadviser, Arnhold and S. Bleichroeder, Inc, and (2) proposals to permit First Investors Management Company, Inc. ("FIMCO"), the Funds' investment adviser, and the Board of Directors/Trustees of the Funds ("the Board"), to hire subadvisers and to modify subadvisory agreements in the future without shareholder approval.

THE BOARD OF THE FUNDS HAS UNANIMOUSLY APPROVED THESE PROPOSALS AND RECOMMENDS THAT SHAREHOLDERS APPROVE THEM AS WELL. THERE WILL BE NO CHANGES IN THE FUNDS' INVESTMENT OBJECTIVE OR INVESTMENT POLICIES, INCLUDING THE POLICY OF INVESTING IN A CONCENTRATED PORTFOLIO OF STOCKS. AND, IMPORTANTLY, THERE WILL BE NO INCREASE IN THE FEES PAID BY THE FUNDS. THE PROPOSALS ARE INTENDED TO IMPROVE THE PERFORMANCE OF THE FUNDS AND TO PROVIDE FIMCO AND THE BOARD WITH THE ABILITY TO MAKE FUTURE SUBADVISORY CHANGES WITHOUT BURDENING THE FUNDS WITH THE COSTS OF SHAREHOLDER MEETINGS.

WMC is a highly experienced and well regarded investment management firm. As of December 31, 2000, WMC held investment management authority with respect to $274 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 125 registered investment companies or series of such companies, with net assets of approximately $170 billion.

PLEASE READ THE ENCLOSED MATERIALS CAREFULLY AND VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. BY DOING SO, YOU WILL HELP THE FUNDS AVOID THE COSTS OF ADDITIONAL MAILINGS.

Very truly yours,



-----------------------



President
First Investors Series Fund II, Inc.
First Investors Life Series Fund

                       FIRST INVESTORS FOCUSED EQUITY FUND
               (A SERIES OF FIRST INVESTORS SERIES FUND II, INC.)

                                       AND

                 FIRST INVESTORS LIFE SERIES FOCUSED EQUITY FUND
                 (A SERIES OF FIRST INVESTORS LIFE SERIES FUND)

                                 95 WALL STREET
                            NEW YORK, NEW YORK 10005

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 16, 2001

      This Proxy Statement and the accompanying proxy card are being furnished to the shareholders of Focused Equity Fund, a series of First Investors Series Fund II, Inc. ("Corporation"), and the Life Series Focused Equity Fund, a series of Life Series Fund ("Trust") in connection with the solicitation of proxies made by, and on behalf of, the Corporation's Board of Directors and the Trust's Board of Trustees (collectively, the "Board") to be used at the Special Meeting of Shareholders to be held on April 16, 2001, at 95 Wall Street, New York, New York 10005 at 10:00 a.m. Eastern Time. The Focused Equity Fund and Life Series Focused Equity Fund are collectively referred to as the "Funds" and the Special Meeting and any adjournments thereof are referred to collectively as the "Meeting."

      This Proxy Statement and the accompanying proxy card are also being furnished to persons who have invested in the Life Series Focused Equity Fund through variable annuity contracts and variable life policies issued by First Investors Life Insurance Company ("FIL"). Although FIL is the sole shareholder of the Life Series Focused Equity Fund, it will vote shares that are attributable to variable annuity contracts or variable life policies in accordance with the votes received from the contract owners and policy holders. FIL will vote shares attributable to contract owners or policy holders who do not vote in the same proportion that it votes shares attributable to those who do vote. Since contract owners and policy holders essentially are entitled to vote through FIL, we will refer to them hereinafter simply as "shareholders".

      The presence, in person or by proxy, of Fund shareholders entitled to cast a majority of all votes entitled to be cast at the Meeting will constitute a quorum. In the absence of a quorum or in the event that a quorum is present at the Meeting, but votes sufficient to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposals in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposals against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

      Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any adjournment or proposal.

      All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. Approval of each proposal requires the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted "FOR" the Subadvisory Contract, "FOR" the Subadviser Policy and "FOR" or "AGAINST" any other business which may properly arise at the Meeting, in the proxies' discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Funds ("Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate the shareholder's name and account number. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

      Shareholders of record as of the close of business on March 2, 2001 ("Record Date"), are entitled to vote at the Meeting. On the Record Date, the Focused Equity Fund had _______________ shares issued and outstanding, consisting of _______________ Class A shares and _______________ Class B shares. On the Record Date, the Life Series Focused Equity Fund had ____________________ shares issued and outstanding. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Except as set forth in Appendix A, as of the Record Date, the Funds do not know of any person who owns beneficially or of record more than 5% of any class of shares of the Funds. As of that same date, the Board, as a group, owned less than 1% of any class of the Funds' outstanding shares.

      The solicitation of proxies, the cost of which will be borne by the Fund, will be made by mail. The Funds' officers, and those employees of First Investors Management Company ("FIMCO") who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. The Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. The Fund may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

      This Proxy Statement and the accompanying proxy card are being mailed to shareholders on or about March __, 2001.

      COPIES OF THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THE FUNDS' ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING ADMINISTRATIVE DATA MANAGEMENT CORP., 581 MAIN STREET, WOODBRIDGE, NJ 07095-1198, OR BY CALLING 1-800-423-4026.

                                  INTRODUCTION

      On February 15, 2001, the Board approved, subject to shareholder approval, new Subadvisory Agreements ("Proposed Agreements") among each Fund, FIMCO, and Wellington Management Company, LLP ("WMC"). Under the Proposed Agreements, FIMCO will continue to serve as investment manager for the Funds and provide portfolio management oversight of WMC as subadviser. Under the Proposed Agreements, WMC will provide the Fund with subadvisory services for which FIMCO, and not the Funds, will pay WMC annual fees.

      The Proposed Agreements are substantially similar to the current agreements with each Fund's previous subadviser. WMC would manage the Funds' assets as investment subadviser and FIMCO would continue to oversee WMC's activities as subadviser and evaluate its performance. The Board recommends that each Fund's shareholders approve its respective new Subadvisory Agreement with WMC. In addition, the Board is asking each Fund's shareholders to approve a policy that permits FIMCO and the Board to appoint and replace subadvisers, enter into new subadvisory agreements, and amend subadvisory agreements without further shareholder approval.

      PROPOSAL 1: TO APPROVE OR DISAPPROVE A SUBADVISORY AGREEMENT AMONG EACH FUND, FIMCO AND WMC.

      FIMCO proposed to the Board, and the Board approved at its meeting on February 15, 2001, Proposed Agreements among each Fund, FIMCO and WMC. The terms of the Proposed Agreements are substantially the same as those of the existing Subadvisory Agreements among each Fund, FIMCO and Arnhold and S. Bleichroeder, Inc. ("ASB"), the Funds' current subadviser. Further information about WMC is set forth in Appendix B.

PROPOSED SUBADVISORY AGREEMENTS

      Under the Proposed Agreements, WMC would be responsible, subject to the supervision of the Board and FIMCO, for the actual investment management of all or a designated portion of the assets of each Fund, including placing purchase and sell orders for investments and for other related transactions. The Proposed Agreements recognize that WMC, under certain circumstances, may pay higher brokerage commissions by executing portfolio transactions with brokers that provide the subadviser with research, analysis, advice or similar services. The Proposed Agreements also provide that WMC will maintain all books and records required to be maintained by it pursuant to the Investment Company Act of 1940, as amended, ("1940 Act") and the rules and regulations promulgated thereunder with respect to transactions that WMC effects on behalf of each Fund, and will furnish the Board and FIMCO with such periodic and special reports as the Board or FIMCO may reasonably request.

      The Proposed Agreements provide that WMC will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, their shareholders, the Corporation/Trust or FIMCO in connection with the matters to which a Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of WMC in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

      FIMCO has agreed to indemnify, defend and hold harmless WMC, its affiliates, and each of their officers, partners or employees, from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys' fees) arising from or related to the services contemplated under the Proposed Agreements, except to the extent that such losses, claims, damages, liabilities, costs and expenses result from WMC's willful misfeasance, bad faith, or gross negligence in the performance of its duties or from reckless disregard by WMC of its obligations and duties under the Agreement.

      Each Proposed Agreement provides that the Fund, by the vote of a majority of the Board or a majority of its outstanding voting securities, may terminate its agreement, without penalty, on not more than 60 days' nor less than 30 days' written notice to WMC and WMC may terminate each Proposed Agreement, without penalty, on not more than 60 days' nor less than 30 days' written notice to FIMCO. In addition, each Proposed Agreement is automatically terminable upon assignment.

      Under the Proposed Agreements, for the services performed and the expenses assumed, WMC would receive a subadvisory fee from FIMCO (and not from the Funds), computed daily and paid monthly, at the following annual rate: 0.425% of a Fund's average daily net assets up to $50 million; 0.325% of average daily net assets in excess of $50 million and up to $150 million; 0.275% of average daily net assets in excess of $150 million and up to $500 million; and 0.250% of average daily net assets over $500 million.

      If approved by the Funds' shareholders, the Proposed Agreements will become effective on the date of approval, or shortly thereafter, and will remain in effect for an initial two-year term. Thereafter, each Proposed Agreement will continue in effect if it is approved at least annually by a vote of each Fund's shareholders or by the Board, provided that, in either event, continuance is approved by the vote of a majority of the Independent Directors/Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

COMPARISON OF THE PREVIOUS SUBADVISORY AGREEMENT WITH ASB AND THE PROPOSED SUBADVISORY AGREEMENT WITH WMC

      The terms of the existing Subadvisory Agreements are substantially similar to terms of the Proposed Agreements. At certain asset levels, the subadvisory fees paid by FIMCO to WMC are slightly higher than the subadvisory fees paid by FIMCO to ASB pursuant to the existing subadvisory agreements. However, because the subadvisory fees are paid by FIMCO, and not by the Funds, the Funds will not pay a higher investment advisory fee than they would if there were no changes to the fee structure and ASB remained as subadviser to the Funds.

      Shareholder approval of this Proposal 1 will not change the total amount of management fees paid by the Fund to FIMCO or FIMCO's duties and
responsibilities   toward  the  Fund  under  the  current  Investment   Advisory
Agreement.

EVALUATION BY THE BOARD

      In determining to approve the Proposed Agreements, the Board considered several factors, including WMC's experience in managing assets, its reputation, the past performance of other funds managed by WMC, its overall capabilities to perform the services under each Proposed Agreements and its willingness to perform those services for each Fund. After full consideration of these and other factors, the Board of Directors/Trustees, including a majority of the Independent Directors/Trustees recommended that each Fund's shareholders approve the Proposed Agreements.

REQUIRED VOTE

      Approval of Proposal 1 requires the affirmative vote of the lesser of (1) 67% or more of the shares of the Funds present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 1.

                         ----------------------------



      PROPOSAL 2: TO APPROVE A POLICY TO PERMIT FIMCO AND THE BOARD TO APPOINT AND REPLACE SUBADVISERS, TO ENTER INTO SUBADVISORY AGREEMENTS AND TO APPROVE AMENDMENTS TO SUBADVISORY AGREEMENTS ON BEHALF OF THE FUNDS WITHOUT FURTHER SHAREHOLDER APPROVAL.

      The Board recommends that the shareholders of the Funds approve a policy to permit FIMCO, subject to the approval of the Board, to appoint and replace subadvisers, to enter into subadvisory agreements and to amend subadvisory agreements on behalf of the Funds without further shareholder approval ("Subadviser Approval Policy" or "Policy"). The Board recommends that shareholders approve the Policy at the Meeting to permit FIMCO to make changes in the subadvisory arrangements for the Funds in the future without having to incur the expense of another shareholder meeting.

      If the Subadviser Approval Policy is approved by shareholders, the Funds would be required to obtain exemptive relief from the SEC to appoint and replace subadvisers or to amend subadvisory agreements with these subadvisers without obtaining shareholder approval. There is no assurance that such relief would be granted by the SEC. Without an exemptive order, the provisions of the 1940 Act, generally require that each Fund's shareholders approve all new subadvisory agreements, as well as material amendments to any existing subadvisory agreement. If shareholders approve this proposal, FIMCO will be authorized, subject to approval by the Board, including a majority of the Independent Directors/Trustees, to evaluate, select and retain unaffiliated subadvisers for the Funds and to modify the subadvisory agreements without obtaining further approval of the Funds' shareholders whenever FIMCO and the Board believe these actions would benefit the Funds and their shareholders. As explained below, shareholders would receive detailed information regarding any new subadviser.

CURRENT SUBADVISER APPROVAL PROCESS

      Currently, the holders of a majority of each Fund's outstanding shares must approve any subadvisory agreement between FIMCO and another investment subadviser pursuant to which the other adviser provides the Funds with investment advisory services. Shareholder approval is required in addition to approval by the Board and a majority of the Independent Directors/Trustees.

PROPOSED SUBADVISER APPROVAL POLICY

      The proposed Subadviser Approval Policy would permit FIMCO, subject to the approval of the Board of Directors/Trustees, including a majority of the Independent Directors/Trustees, to appoint and replace subadvisers and to amend subadvisory agreements without obtaining shareholder approval. The Subadviser Approval Policy thus would permit FIMCO to change subadvisers or subadvisory arrangements, for example, in the following types of situations: (1) the existing subadviser has a record of substandard performance; (2) the individual employees responsible for portfolio management of the Fund leave the investment advisory firm; (3) there is a change of control of the subadviser; (4) FIMCO decides to diversify the Funds' management by adding another subadviser; or (5) there is a change in investment style of the Fund.

      Approval of the Subadviser Approval Policy will not affect any of the other requirements under the federal securities laws that govern the Funds, FIMCO, any subadviser, or any subadvisory agreement, other than the requirement to call and hold a meeting of the Funds' shareholders for the purpose of approving a subadvisory agreement. The Board, including the Independent
Directors/Trustees, will continue to evaluate and approve all new subadvisory agreements between FIMCO and any subadviser as well as all changes to existing subadvisory agreements. In addition, the Fund and FIMCO will be subject to several conditions imposed by the SEC to ensure that the interests of the Funds' shareholders are adequately protected whenever FIMCO acts under the Subadviser Approval Policy. Finally, within 90 days of the appointment of a new subadviser, the Fund will provide its shareholders with an information statement that contains substantially the same relevant information about the subadviser, the subadvisory agreement and the subadvisory fee that the Funds' shareholders would receive in a proxy statement. If the Funds' shareholders are not satisfied with the subadvisory arrangements that FIMCO and the Board implement under the Subadviser Approval Policy, they would, of course, be able to exchange or sell their shares.

      Shareholder approval of this Proposal 2 will not change the total amount of management fees paid by the Fund to FIMCO or FIMCO's duties and
responsibilities   toward  the  Fund  under  the  current  Investment   Advisory
Agreement.

BENEFITS OF THE SUBADVISER APPROVAL POLICY

      The Board believes that it is in the best interests of the Funds' shareholders to give FIMCO the maximum flexibility to select, supervise and evaluate subadvisers without incurring the expense and potential delay of seeking specific shareholder approval. The current subadviser approval process requires that the Funds call and hold meetings of the Funds' shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process can be time-intensive and costly. These costs generally are borne entirely by the Funds. If FIMCO and the Board can rely on the Subadviser Approval Policy, the Board would be able to act more quickly and with less expense to appoint an unaffiliated subadviser when the Board and FIMCO believe that such appointments would benefit the Funds and their shareholders.

      Also, the Board believes that it is appropriate to vest the selection, supervision and evaluation of the subadvisers in FIMCO, subject to review by the Board, in light of FIMCO's significant experience and expertise in this area. The Board believes that investors may choose to invest in the Funds because of FIMCO's experience in this respect.

      Finally, the Board will oversee the subadviser selection process to ensure that shareholders' interests are protected whenever FIMCO selects a subadviser or modifies a subadvisory agreement. The Board, including a majority of the Independent Directors/Trustees, will continue to evaluate and approve all new subadvisory agreements as well as any modification to existing subadvisory agreements. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the subadvisers. The Board will compare the investment performance of the assets managed by the subadviser with other accounts with similar investment objectives managed by other advisers and will review the subadviser's compliance with federal securities laws and regulations. The Board believes that its review will ensure that FIMCO continues to act in the best interests of the Funds and the shareholders.

REQUIRED VOTE

      Approval of Proposal 2 requires the affirmative vote of the lesser of (1) 67% or more of the shares of each Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. If the Funds' shareholders do not approve the Subadviser Approval Policy, the Funds will continue to be required to call a special meeting and to bear the cost of special meetings to obtain shareholder approval of any proposed changes in the Funds' subadvisory arrangements.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                              VOTE "FOR" PROPOSAL 2

                         ----------------------------


      OTHER INFORMATION

      SHAREHOLDER PROPOSALS. As a general matter, the Fund does not hold regular annual or other regular meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Funds' shareholders should send such proposals to the Funds at 95 Wall Street, New York, New York 10005. Proposals must be received within a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise to be considered at the meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

      OTHER BUSINESS. The Funds' management knows of no other business to be presented to the Meeting other than the matters set forth in this Proxy
Statement, but should any other matter requiring a vote of the Funds' shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Funds.

                                          By Order of the Board,



                                          ---------------------

                                          Title

March ___, 2001

                                   APPENDIX A

      The following shareholders are shown on the Fund's records as owning more than 5% of a class of its shares:

          FIRST INVESTORS SERIES FUND II, INC. - FOCUSED EQUITY FUND
                                 CLASS A SHARES

--------------------------------------------------------------------------------
                                       NUMBER AND PERCENTAGE OF SHARES
NAME AND ADDRESS             BENEFICIALLY OWNED AS OF                     , 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




          FIRST INVESTORS SERIES FUND II, INC. - FOCUSED EQUITY FUND
                                 CLASS B SHARES

--------------------------------------------------------------------------------
                                       NUMBER AND PERCENTAGE OF SHARES
NAME AND ADDRESS             BENEFICIALLY OWNED AS OF                     , 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




             FIRST INVESTORS LIFE SERIES FUND - FOCUSED EQUITY FUND
                                 CLASS B SHARES

--------------------------------------------------------------------------------
                                       NUMBER AND PERCENTAGE OF SHARES
NAME AND ADDRESS             BENEFICIALLY OWNED AS OF                     , 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




----------------------

                                   APPENDIX B

The following is a list of the partners of WMC:

Kenneth Lee Abrams - Partner                        Saul  Joseph Pannell - Partner
Nicholas  Charles  Adams - Partner                  Thomas Louis Pappas - Partner
Rand  Lawrence Alexander - Partner                  Jonathan Martin Payson - Partner
Deborah Louise Allinson - Partner                   Philip H.  Perelmuter - Partner
Steven C. Angeli - Partner                          Robert  Douglas  Rands - Partner
James  Halsey  Averill - Partner                    Eugene Edward Record,  Jr. - Partner
John F.  Averill - Partner                          James Albert Rullo - Partner
Karl E.  Bandtel - Partner                          John Robert Ryan - Managing Partner
Mark James Beckwith - Partner                       Joseph  Harold  Schwartz - Partner
Kevin J. Blake - Partner                            James H. Shakin - Partner
William  Nicholas Booth - Partner                   Theodore Shasta - Partner
Michael J. Boudens - Partner                        Binkley  Calhoun  Shorts - Partner
Paul Braverman - Partner                            Scott E. Simpson - Partner
Robert A. Bruno - Partner                           Trond  Skramstad  -  Partner
Maryann Evelyn Carroll - Partner                    Catherine  Anne  Smith -  Partner
Pamela Dippel - Partner                             Stephen  Albert Soderberg - Partner
Robert Lloyd  Evans - Partner                       Eric  Stromquist - Partner
Lisa de la Fuente  Finkel - Partner                 Brendan  James Swords - Partner
Mark T.  Flaherty - Partner                         Harriett  Tee  Taggart - Partner
Charles  Townsend  Freeman - Partner                Perry  Marques  Traquina - Partner
Laurie  Allen  Gabriel - Managing                   Gene Roger Tremblay - Partner
Partner John Herrick Gooch - Partner                Michael Aaron Tyler - Partner
Nicholas  Peter Greville - Partner                  Mary Ann Tynan - Partner
Paul J. Hamel - Partner                             Clare Villari - Partner
Lucius Tuttle Hill,  III - Partner                  Ernst  Hans von  Metzsch -  Partner
Jean M. Hynes - Partner                             James  Leland  Walters - Partner
Paul David Kaplan - Partner                         Kim Williams - Partner
John Charles  Keogh - Partner                       Francis Vincent Wisneski - Partner
George Cabot Lodge,  Jr. - Partner
Nancy Therese  Lukitsh - Partner
Mark Thomas Lynch - Partner
Christine Smith  Manfredi  - Partner
Earl  Edward  McEvoy - Partner
Duncan  McFarland  - Managing  Partner
Paul Mulford Mecray III - Partner
Matthew  Edward  Megargel - Partner
Andrew S.  Offit - Partner
Edward  Paul  Owens - Partner


The business address of each person listed above is 75 State Street, Boston, Massachusetts 02107.

OTHER INVESTMENT COMPANY CLIENTS

      WMC also serves as subadviser to the following investment company that has an investment objective similar to the Funds', at the fee rates set forth below.

                    APPROXIMATE NET ASSETS
                    AS OF DECEMBER 31, 2000         ANNUAL INVESTMENT
      FUND             (IN MILLIONS)                  ADVISORY FEE


SunLife Select             14.8          0.500% of average daily net assets up
Equity                                   to $50 million; 0.350% of average
                                         daily  net  assets  in  excess  of  $50
                                         million and up to $200 million;  0.300%
                                         of  average  daily net assets in excess
                                         of $200 million and up to $500 million;
                                         and 0.250% of average  daily net assets
                                         over $500 million.

                        FIRST INVESTORS LIFE SERIES FUND
                               FOCUSED EQUITY FUND
               PROXY CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 16, 2001

   YOUR VOTE IS IMPORTANT NO MATTER HOW MANY UNITS YOU OWN. PLEASE SIGN, DATE,
            AND RETURN THE PORTION BELOW IN THE ENCLOSED ENVELOPE TO:

                                Proxy Department
                      Administrative Data Management Corp.
                                 581 Main Street
                       Woodbridge, New Jersey 07095-1198.

YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF FURTHER SOLICITATIONS.

Please sign exactly as name appears hereon. If a contract or policy is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If the contract owner or policy holder is a corporation or partnership, an authorized person must sign in full the corporate or partnership name.

--------------------------------------------------------------------------------
                        FIRST INVESTORS LIFE SERIES FUND
                               FOCUSED EQUITY FUND
               PROXY CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS

      This proxy is being solicited on behalf of the Board of Trustees of the Focused Equity Fund ("Fund"). The undersigned owner of a variable annuity contract or variable life policy issued by First Investors Life Insurance Company ("FIL") hereby instructs FIL to vote on behalf of the undersigned, shares of the Focused Equity Fund corresponding to the undersigned's unit interests ("Units") at the Special Meeting of Shareholders to be held on April 16, 2001, at 10:00 a.m. Eastern Time at 95 Wall Street, New York, New York 10005, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. If you sign the proxy without marking any box, your proxy shall be deemed to grant authority to vote "FOR" the proposals specified below. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

1. To approve a subadvisory agreement among First Investors Life Series Fund, First Investors Management Company, Inc. ("FIMCO") and Wellington Management Company, LLP.
      FOR[ ]     AGAINST[ ]   ABSTAIN[ ]

2. To permit FIMCO, the Fund's manager, and the Fund's Board of Trustees to appoint and replace subadvisers, to enter into and to amend subadvisory agreements on behalf of the Fund without further shareholder approval.

      FOR[ ]     AGAINST[ ]  ABSTAIN [ ]

               --------------------------------------------     ----------------
               Signature of Contract Owner or Policy Holder     Date


               --------------------------------------------     ----------------
               Additional Signature if held jointly             Date